Exhibit 99.1

P R E S S   R E L E A S E

Splunk Inc. Announces Fiscal First Quarter 2015 Financial Results
Revenues Grow 50%; Company Increases Full Year Revenue Expectation

SAN FRANCISCO - May 29, 2014 - Splunk Inc. (NASDAQ: SPLK), provider of the leading software platform for real-time Operational Intelligence, today announced results for its fiscal first quarter ended April 30, 2014.

First Quarter 2015 Financial Highlights

•	Total revenues were $85.9 million, up 50% year-over-year.

•	License revenues were $51.3 million, up 42% year-over-year.

•	GAAP operating loss was $50.1 million; GAAP operating margin was negative 58.3%.

•	Non-GAAP operating loss was $3.6 million; non-GAAP operating margin was negative 4.2%.

•	GAAP loss per share was $0.43; non-GAAP loss per share was $0.04.

•	Operating cash flow was $18.9 million with free cash flow of $14.7 million.

“We thank our customers for their enthusiastic support of our expanding product line,” said Godfrey Sullivan, Chairman and CEO. “We are accelerating our investments in core technologies, cloud services and market specific solutions to better serve our global customers.”

First Quarter 2015 and Recent Business Highlights

Customers:

•	Signed more than 400 new customers, ending the quarter with more than 7,400 customers worldwide.

•
New and Expansion Customers Include: 99bill.com (China), Betfair (Australia), California Institute of Technology (Caltech), Chang Gung University (Taiwan), Constant Contact, Creative Artists Agency (CAA), Github, Hospital Corporation of America (HCA), Idaho State University, IDEXX Laboratories, LATAM Airlines Group (Chile), Living Social, Mentor Graphics, MindTouch, Ministry of Education (Taiwan), Ministry of Science and Technology (Brazil), Net Entertainment (Sweden), Net One Systems (Japan), Nexon (Korea), New York State Unified Courts, Norsk Tipping AS (Norway), Overstock.com, Survey Monkey, Taishin Securities (Taiwan), Telecom New Zealand, U.S. Department of Energy, U.S. Department of Health and Human Services, WEG Industries (Brazil), William Hill Australia.

Product:

•
Announced the general availability (GA) of Splunk Enterprise 6.1, the latest version of the company’s award-winning platform for machine data, available as software or as a cloud service. Splunk Enterprise 6.1 delivers enhanced interactive analytics, continuous availability of mission-critical machine data and extends operational intelligence to every user in the organization.

•	Released the GA version of Hunk 6.1, making it even faster and easier to get business insights from raw, unstructured data in Hadoop and NoSQL data stores.

•
Announced version 3.1 of the Splunk App for VMware, providing comprehensive operational visibility into virtualized environments. This release delivers significant new features, including 200 out-of-the-box reports, the ability to instantly identify outliers for real-time triage and built-in correlation into storage systems including a direct drill down into data from NetApp Data ONTAP.

•
Released version 3.0 of the Splunk App for Microsoft Exchange. This latest version, combined with Splunk Enterprise, provides real-time visibility into the health of the Microsoft Exchange environment, including message delivery components and the supporting IT infrastructure.

•	Doubled license capacity for entry-level customers to help them get even more business insights from their machine data.

•	Attained 2014 ONC-HIT Certification for Splunk Enterprise, enabling healthcare providers to use Splunk Enterprise for EHR and HIPAA audit reporting.

Splunk Inc. | www.splunk.com

Partners:

•
Announced a strategic technology alliance with Tableau to leverage the power of advanced visual analytics and real-time machine data. As part of a joint technology investment, the latest version of Tableau software includes Splunk Enterprise as a native data source using Splunk’s recently launched ODBC driver.

Appointments:

•	Appointed Doug Merritt, Senior Vice President, Field Operations.

•	Appointed Haiyan Song, Vice President, Security Markets.

Recognition:

•	Splunk Enterprise 6 won Best Cloud Management Award at the UK Cloud Awards.

•	Splunk Enterprise named Best Enterprise Security Solution of 2014 by SC Magazine.

•	Splunk was named one of the Best Places to Work in the Bay Area by the San Francisco Business Times and the Silicon Valley Business Journal.

•	Splunk was named to the CRN 2014 Big Data 100 in the category of “Big Data Business Analytics.”

Financial Outlook

The company is providing the following guidance for its fiscal second quarter 2015 (ending July 31, 2014):

•	Total revenues are expected to be between $92 million and $94 million.

•	Non-GAAP operating margin is expected to be between negative 2% and negative 4%.

The company is updating its previous guidance for its fiscal year 2015 (ending January 31, 2015):

•	Total revenues are expected to be between $402 million and $410 million (was $400 million per prior guidance provided on February 27, 2014).

•	Non-GAAP operating margin is expected to be approximately zero (unchanged from prior guidance provided on February 27, 2014).

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses, employer payroll tax expense related to employee stock plans and amortization of acquired intangible assets.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal first quarter 2015 and non-GAAP results included in this press release.

Conference Call and Webcast
Splunk’s executive management team will host a conference call today beginning at 1:30 p.m. PT (4:30 p.m. ET) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing (866) 501-1535. International parties may access the call by dialing (216) 672-5582. A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events.cfm. A replay of the call will be available through June 5, 2014 by dialing (855) 859-2056 and referencing Conference ID# 33927344.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal second quarter 2015 in the paragraphs under “Financial Outlook” above and other statements regarding momentum in the company’s business, increasing customer adoption, expected success from product investments and innovations, expected benefits from new product offerings and growth in the number of new customers. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Splunk’s limited operating history and experience developing and introducing new products; risks associated with Splunk’s rapid growth, particularly outside of the U.S.; Splunk’s inability to realize value from its significant investments in its business, including product innovations; Splunk’s transition to a multi-product software and services business; Splunk’s inability to successfully integrate acquired businesses and technologies; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014, which is on file with the U.S. Securities and Exchange

Splunk Inc. | www.splunk.com

Commission. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.
Splunk Inc. (NASDAQ: SPLK) provides the leading software platform for real-time Operational Intelligence. Splunk® software and cloud services enable organizations to search, monitor, analyze and visualize machine-generated big data coming from websites, applications, servers, networks, sensors and mobile devices. More than 7,400 enterprises, government agencies, universities and service providers in over 90 countries use Splunk software to deepen business and customer understanding, mitigate cybersecurity risk, prevent fraud, improve service performance and reduce cost. Splunk products include Splunk® Enterprise, Splunk Cloud™, Splunk Storm®, Hunk™ and premium Splunk Apps. To learn more, please visit http://www.splunk.com/company.

Social Media: Twitter | LinkedIn | YouTube | Facebook

Splunk, Splunk>, Listen to Your Data, The Engine for Machine Data, Hunk, Splunk Cloud, Splunk Storm and SPL are trademarks and registered trademarks of Splunk Inc. in the United States and other countries. All other brand names, product names, or trademarks belong to their respective owners. © 2014 Splunk Inc. All rights reserved.

For more information, please contact:
Sherry Lowe
Splunk Inc.
415-852-5529
slowe@splunk.com

Investor Contact
Ken Tinsley
Splunk Inc.
415-848-8476
ktinsley@splunk.com

Splunk Inc. | www.splunk.com

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	April 30,	April 30,
	2014	2013
Revenues
License	$51,274	$36,172
Maintenance and services	34,633	21,035
Total revenues	85,907	57,207
Cost of revenues
License	78	69
Maintenance and services [1]	14,109	6,612
Total cost of revenues [2,3]	14,187	6,681
Gross profit	71,720	50,526
Operating expenses
Research and development	29,742	14,464
Sales and marketing	71,078	41,313
General and administrative	21,003	10,446
Total operating expenses [2,3]	121,823	66,223
Operating loss	(50,103)	(15,697)
Interest and other income (expense), net
Interest income, net	130	61
Other income (expense), net	(220)	(94)
Total interest and other income (expense), net	(90)	(33)
Loss before income taxes	(50,193)	(15,730)
Income tax provision	562	404
Net loss	$(50,755)	$(16,134)

Basic and diluted net loss per share	$(0.43)	$(0.16)

Weighted-average shares used in computing basic and diluted net loss per share	117,290	102,015
______________________________________

[1] Includes amortization of acquired intangible assets as follows:
Cost of revenues	$687	$—
Research and development	69	—
Sales and marketing	147	—

[2] Includes stock-based compensation expense as follows:
Cost of revenues	$3,806	$705
Research and development	12,587	3,043
Sales and marketing	19,120	4,322
General and administrative	7,726	1,765

[3] Includes employer payroll tax on employee stock plans as follows:
Cost of revenues	$136	$22
Research and development	807	142
Sales and marketing	880	278
General and administrative	565	138

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	April 30, 2014	January 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$667,747	$897,453
Investments, current portion	159,245	—
Accounts receivable, net	52,113	83,348
Prepaid expenses and other current assets	11,297	12,019
Total current assets	890,402	992,820
Investments, non-current	91,638	—
Property and equipment, net	18,003	15,505
Intangible assets, net	11,391	12,294
Goodwill	19,070	19,070
Other assets	1,125	642
Total assets	$1,031,629	$1,040,331
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$2,234	$2,079
Accrued payroll and compensation	30,119	43,876
Accrued expenses and other liabilities	17,031	12,743
Deferred revenue, current portion	153,538	149,156
Total current liabilities	202,922	207,854
Deferred revenue, non-current	40,474	43,165
Other liabilities, non-current	4,463	4,404
Total non-current liabilities	44,937	47,569
Total liabilities	247,859	255,423
Stockholders’ equity
Common stock	118	116
Accumulated other comprehensive income	93	58
Additional paid-in capital	1,004,021	954,441
Accumulated deficit	(220,462)	(169,707)
Total stockholders’ equity	783,770	784,908
Total liabilities and stockholders’ equity	$1,031,629	$1,040,331

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	April 30,	April 30,
	2014	2013
Cash Flows From Operating Activities
Net loss	$(50,755)	$(16,134)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,651	1,425
Stock-based compensation	43,239	9,835
Deferred income taxes	(285)	(88)
Excess tax benefits from employee stock plans	(479)	(111)
Changes in operating assets and liabilities
Accounts receivable, net	31,235	26,032
Prepaid expenses, other current and non-current assets	524	(210)
Accounts payable	386	918
Accrued payroll and compensation	(13,757)	(6,932)
Accrued expenses and other liabilities	4,461	2,491
Deferred revenue	1,691	2,625
Net cash provided by operating activities	18,911	19,851
Cash Flow From Investing Activities
Purchases of investments	(250,883)	—
Purchases of property and equipment	(4,238)	(1,263)
Net cash used in investing activities	(255,121)	(1,263)
Cash Flow From Financing Activities
Issuance of common stock from exercise of stock options	5,836	6,607
Excess tax benefits from employee stock plans	479	111
Net cash provided by financing activities	6,315	6,718
Effect of exchange rate changes on cash and cash equivalents	189	7
Net increase (decrease) in cash and cash equivalents	(229,706)	25,313
Cash and cash equivalents at beginning of period	897,453	305,939
Cash and cash equivalents at end of period	$667,747	$331,252

Splunk Inc. | www.splunk.com

 SPLUNK INC.
Non-GAAP financial measures and reconciliations

To supplement Splunk’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP operating margin and non-GAAP net income (loss) per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude stock-based compensation expense, employer payroll tax expense related to employee stock plans and amortization of acquired intangible assets. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Splunk believes that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk excludes amortization of acquired intangible assets from its non-GAAP financial measures because they are considered by management to be outside of Splunk's core operating results. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with, GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	April 30,	April 30,
	2014	2013
Reconciliation of cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$18,911	$19,851
Less purchases of property and equipment	(4,238)	(1,263)
Free cash flow (Non-GAAP)	$14,673	$18,588
Net cash used in investing activities	$(255,121)	$(1,263)
Net cash provided by financing activities	$6,315	$6,718
Gross margin reconciliation:
GAAP gross margin	83.5%	88.3%
Stock-based compensation expense	4.4	1.2
Employer payroll tax on employee stock plans	0.2	—
Amortization of acquired intangible assets	0.8	—
Non-GAAP gross margin	88.9%	89.5%
Operating loss reconciliation:
GAAP operating loss	$(50,103)	$(15,697)
Stock-based compensation expense	43,239	9,835
Employer payroll tax on employee stock plans	2,388	580
Amortization of acquired intangible assets	903	—
Non-GAAP operating loss	$(3,573)	$(5,282)
Operating margin reconciliation:
GAAP operating margin	(58.3)%	(27.4)%
Stock-based compensation expense	50.3	17.2
Employer payroll tax on employee stock plans	2.7	1.0
Amortization of acquired intangible assets	1.1	—
Non-GAAP operating margin	(4.2)%	(9.2)%
Net loss reconciliation:
GAAP net loss	$(50,755)	$(16,134)
Stock-based compensation expense	43,239	9,835
Employer payroll tax on employee stock plans	2,388	580
Amortization of acquired intangible assets	903	—
Non-GAAP net loss	$(4,225)	$(5,719)
Net loss per share reconciliation:
GAAP basic and diluted net loss per share	$(0.43)	$(0.16)
Stock-based compensation expense	0.36	0.09
Employer payroll tax on employee stock plans	0.02	0.01
Amortization of acquired intangible assets	0.01	—
Non-GAAP basic and diluted net loss per share	$(0.04)	$(0.06)

Weighted-average shares used in computing Non-GAAP basic and diluted net loss per share	117,290	102,015

Splunk Inc. | www.splunk.com